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                                                                   EXHIBIT 10.14

Hormos - Orion                                          SERM Licensing agreement
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                            PATENT LICENSE AGREEMENT
                                 This Agreement
                          (hereinafter the "Agreement")
                     dated __________________________, 2004
                        (hereinafter "Date of Agreement")

                                 by and between

                           HORMOS MEDICAL CORPORATION

                    a corporation duly organized and existing
                   under the laws of the Republic of Finland, with its principal offices at PharmaCity, Itainen Pitkakatu 4, FIN-20520
                                 Turku, Finland.

                             (hereinafter "Hormos")

                                       and

                                ORION CORPORATION
                                  ORION PHARMA

                    a corporation duly organized and existing
                   under the laws of the Republic of Finland,
         located at Orionintie 1, P.O. Box 65, FIN-02101, Espoo, Finland

                             (herein after "Orion")

WITNESSETH

      WHEREAS, ****, **** and **** have made a novel invention related to ******* derivatives (herein after Invention as further defined herein below) and notified their then employer Orion July 30, 1997 of the Invention. Orion informed inventors that it will not exercise its right to the Invention as an employer and the rights to same have reverted back to the inventors ****, **** and *******. Subsequently Orion has acquired the share of Arto Karjalainen to the Invention.

      WHEREAS, Hormos has acquired shares of **** and **** to the Invention believing that it has acquired all rights to the Invention. Hormos has filed November 15 2000 a US patent application, whose claims include together with developed biological data the compounds presented in the Invention and certain additional compounds for pharmaceutical use invented at Hormos by inventors also other than ****, **** and ****.

      WHEREAS, Hormos and Orion recognize the role of **** as an original inventor to the Invention and Hormos wishes to amend the filed patent application by adding **** name also to the Patents (as herein defined). Accordingly, through this Agreement Hormos and Orion wish to agree on the terms and conditions for a license to the share of **** to the Invention from Orion to Hormos.

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      Now, therefore, the Parties agree as follows in consideration of the promises and the mutual covenants and agreements contained herein:

      1.    DEFINITIONS

      As used in this Agreement, the following terms shall carry the meanings set forth below:

      1.1   "Affiliated Company" shall mean:

      (a) any organization or business entity of which fifty percent (50%) or more of the voting stock is controlled or owned directly or indirectly by Hormos or Orion, as the case may be;

      (b) any organization or business entity which directly or indirectly owns or controls fifty percent (50%) or more of the voting stock of Hormos or Orion, as the case may be;

      (c) any organization or business entity, the majority ownership of which is directly or indirectly common to, or commonly owned or controlled by the majority ownership of Hormos or Orion, as the case may be;

      1.2 "Invention" shall mean the invention described in the appendix (Appendix 1) to the invention notification "****" dated July 29 1997 provided by the inventors to Orion, including without limitation the therein identified compounds.

1.3 "Net Sales" shall mean the gross amount invoiced by Hormos, its Affiliated Companies or sublicensees on account of sales of Products to customers, less the following deductions to the extent actually allowed or specifically allocated to the Products using generally accepted accounting standards:

      (i) value added taxes, sales and excise taxes and duties paid or allowed by the selling party and any other governmental charges imposed upon the importation or sale of such Product;(ii) customary and reasonable trade, quantity and cash discounts actually allowed with respect to the sale of Products;

      (iii) customary and reasonable allowances or credits to customers on account of rejection, withdrawal, recall or return of Products

      (iv) customary and reasonable freight and insurance costs, if they are included in the selling price for the Products invoiced to customers or otherwise paid by customers, provided always that such deduction shall not be greater than the balance between the selling price actually invoiced to the customer and the standard selling price which would have been charged to such customer for such Products exclusive of freight and insurance costs

1.4 "Party" and "Parties" shall mean in singular either Orion or Hormos and in plural both Orion and Hormos.

1.5 "Patents" shall mean granted US patent No **** (Appendix 2) and its divisional allowed US patent application No *********** (claims as Appendix 3), both titled "*****************" and any corresponding issued patent or filed patent application based on the inventions

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      described in US patent **** or the US patent application **** that are filed or granted in any country of the world including any corresponding patent applications filed in any country or territory, or based on any divisionals, continuations, continuations-in-part, reissues, re-examinations, and extensions of any of the foregoing (including any "patent term restoration" period or supplementary protection certificate granted under applicable laws in a given country);

1.6 "Product(s)" shall mean any pharmaceutical product containing i) any of the compounds identified in the Invention as its active ingredient alone or in combination of other active ingredients; ii) any molecule that has similar pharmacological properties with such compounds and falls within the claims of the Patents;

1.7 "Term" shall mean the period of time commencing on the Date of the Agreement and ending on a country-by-country basis when the last of any of the issued Patents expires or is finally adjudged invalid and unenforceable by a competent court or tribunal.

2.    ORION'S RIGHTS TO THE PATENTS

      Hormos and Orion hereby recognize the role of **** as an original inventor of the Invention. Consequently, **** is entitled to be acknowledged as an inventor and Orion as an assignee with regard to ****'s share to the Invention and the Patents filed by Hormos. Hormos undertakes to amend the Patents by adding **** to the list of inventors at Hormos' cost. Orion shall reasonably assist, at Hormos's cost, in Hormos so amending the Patents, if required by the US Patent and Trademark Office or any other relevant Patent authority, for example by signing the documents needed, if any, to make such addition.

3.    GRANTS

      Orion grants Hormos an exclusive license subject to the terms and conditions hereof, to Orions's rights in the Invention and Patents. Orion shall not for the term of this Agreement exercise the rights itself nor grant any of said rights to any third party.

      Hormos shall have the right to sublicense the rights granted to it under this Agreement to any third party or parties. Hormos shall notify Orion within thirty (30) days after execution of any such sublicense between Hormos and its sublicensee. No sublicense shall relieve Hormos of any of its obligations or commitments under this Agreement.

4.    PROSECUTION OF PATENT APPLICATIONS AND MAINTENANCE OF PATENTS

4.1 Hormos shall be solely responsible for the prosecution and maintenance of the Patents. Hormos shall be at its discretion entitled to, and is responsible for, all decision making related to the Patents and related to patenting strategy. For the avoidance of doubt, it is hereby acknowledged and agreed that save as for what is expressly provided for herein,

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      Orion shall have no obligation whatsoever concerning the Invention and/or the Patents.

4.2 In the event that Hormos decides not to prosecute the patent applications through issuance of Patents or to discontinue the maintenance of the Patents, such decision to be at the sole discretion of Hormos, Orion shall have the right of first refusal to be assigned such Patents, under a separate assignment agreement to be negotiated by Orion and Hormos.

5.    INFRINGEMENT OF PATENTS

5.1 Hormos shall have the right but no obligation to commence any procedure or action, at its cost, against known or suspected infringement of Patents or defend the Patents. After Orion's co-ownership is registered in patent authorities, Orion shall have the same rights but accordingly, no obligation.

5.2   For avoidance of doubt, nothing in this Agreement shall be construed as

      a) A warranty or representation by Hormos or Orion as to the validity or scope of any Patent; or

      b) A warranty or representation by Hormos or Orion that anything made, used, sold or otherwise disposed of under any of the Patents is or will be free from infringement of any rights of a third party/parties; or

      c) A requirement that Hormos shall file any Patent application, secure any Patent or maintain any Patent in force, unless so agreed in this Agreement or in writing; or

      d) An obligation on Orion or Hormos to bring or prosecute actions or suits against any third party for any actual or threatened infringement of Patents.

6.    REMUNERATION

6.1 As a consideration for the license granted to Hormos hereunder, Hormos agrees to pay Orion milestones and running royalties and grants Orion a right of first refusal for the Product(s) separately for each compound in development or developed to as pharmaceutical product as set forth below.

6.2 License fees and Milestone payments. Hormos shall pay to Orion license fees and milestones as follows:

6.2.1 A one time payment of fifty thousand EURO (50,000.-) within thirty (30) days of signing of this Agreement.

6.2.2 A one time payment of **** EURO (****) within thirty days (30) days of
      ************************* ******************************************
      ******* ****************** **** is deemed to be obtained after ******.
      Hormos undertakes to make the **** decision within **** after the **** is obtained.

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      If NO GO decision is made, Hormos is not entitled to develop the compound any further or have the compound developed on behalf of it or sublicense the compound before the payment mentioned in this section 6.2.1 is made. Hormos undertakes to inform its decision to Orion without delays.

6.2.3 A one time payment of **** EURO (****) within thirty (30) days after an NDA for any Product if filed for an indication with, and accepted for filing by, the US FDA, or with any other regulatory authority in any other country or territory of the world, which filing is made by or on behalf of Hormos or any Affiliated Company of Hormos or any sublicensee of Hormos or its Affiliated Company or any other third party for or on Hormos' or its Affiliated Company's or its sublicensee's benefit or behalf or deriving its rights from Hormos or its Affiliated company or sublicensee.

6.2.4 A one time payment of **** EURO **** within thirty days of the NDA approval issued by the FDA, or any approval issued by any other regulatory authority in any country or territory of the world, allowing commercial marketing or sale of any Product.

6.2.5 Hormos shall be responsible for above mentioned (i-iii) payments regardless of whether the respective filing is made by or on behalf of Hormos or any Affiliated Company of Hormos or any sublicensee of Hormos or its Affiliated Company or any other third party, for or on Hormos' or its Affiliated Company's or its sublicensee's benefit or behalf, or deriving its rights from Hormos or its Affiliated company or sublicensee..

6.3 Royalties. Hormos shall pay to Orion a running royalty of **** per cent (****) of all Net Sales for Product(s) in any country of the world sold by Hormos, any Affiliated Company of Hormos, any third party sublicensee of Hormos or its Affiliated Company, to unaffiliated customers or purchasers, including but not limited to HMO's, hospitals, pharmacies, clinics, physicians and others who sell and supply Product(s) to patients.

6.4 For the avoidance of doubt, for each Product the Net Sales shall be calculated only once for the first sale of such Product by either Hormos or its Affiliated Company or sublicensee to a customer.

      Hormos shall keep and require its Affiliated Companies and sublicensees to keep and maintain complete and accurate records and books of account in sufficient detail and form so as to enable verification of royalties paid or payable hereunder. Hormos shall allow and arrange Orion to audit its own or its Affiliated Company's and/or sublicensees' records and books of account for correctness of royalty payments and Net Sales, if requested and at the auditing party's expense.

6.5   All payments, once made, shall be non-refundable.

7.    COLLABORATION AND ORION'S RIGHT OF FIRST REFUSAL

7.1 In further consideration for the rights granted to Hormos hereunder Hormos hereby

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      grants, and as necessary shall cause its Affiliated Companies and sublicensees to grant, to Orion a right of first refusal (ROFR) to become the exclusive importer, market seller and distributor in Scandinavia (being defined as Finland, Sweden, Norway, Denmark and Iceland) and the Baltic area (being defined as Estonia, Lithuania, Latvia, and Russia) for each and every Product(s).

7.2   Orion's ROFR shall be exercised as follows:

7.2.1 Promptly after the final report for phase II clinical results sufficient for obtaining the Proof of Concept are available, Hormos will inform Orion on a confidential basis of said results and status and plans of the development of any Product. Within ninety (90) days from the receipt of sufficient results and data, Orion will indicate to Hormos in writing whether it is interested in such Product(s) or not.

7.2.2 If Orion has indicated its positive interest in the Product, then, not later than sixty (60) days after receipt of such indicated interest, Hormos shall make a written proposal under which Orion shall be offered the exclusive rights to market, sell and distribute the Product throughout Scandinavia and the Baltic area on commercially reasonable terms and conditions customary in the business ("Heads of Agreement").

7.2.3 Within thirty (30) days from the receipt of the Heads of Agreement pursuant to clause 7.3.2, Orion shall indicate to Hormos in writing whether or not it is interested in engaging in good faith negotiations for a commercially reasonable license agreement concerning the Product ("License Agreement"). If Orion indicates in writing that it is interested in engaging in good faith negotiation on a License Agreement based on the Heads of Agreement, then Orion and Hormos shall negotiate exclusively with each other on the terms and conditions of a binding, commercially reasonable License Agreement under which Hormos would grant Orion the exclusive right to import, market distribute and sell the Product in Scandinavia and the Baltic Area. Such negotiations shall continue for up to one hundred and twenty (120) days after Hormos receives such notification from Orion (hereinafter referred to as "Negotiation Period"). If the Parties, despite conducting good faith negotiations, if any, are unable to or do not finalize and execute a binding License Agreement within the Negotiation Period, then Hormos shall have the right to offer such right subject to Orion's ROFR to a third party.

7.2.4 Notwithstanding what is stated above, for a period of twelve months (12) after the expiration of Negotiation Period, Hormos shall not offer or grant any more favorable terms to any third party marketing and/or distribution rights in the Scandinavia and Baltic area for a Product than were last offered to Orion, unless Orion is first offered the opportunity to consider and accept the same. Orion shall have thirty (30) days to accept or reject such offer by written notice to Hormos and failure to accept or reject within such period shall be deemed to be a waiver by Orion of its rights under this clause with regard to the Product concerned.

8.    WARRANTIES

      Each Party hereby represents and warrants to the other Party as follows that it is a

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      corporation duly organized and validly existing under the laws of Finland and that it has the power and authority to execute and deliver this Agreement, and to perform its obligations hereunder;

      Even though the intention of Hormos is to develop at least one of the compounds included in the Invention to a Product, it is acknowledged by Orion that Hormos is not under obligation to do so. Hormos gives no warranties and makes no representation whatsoever, express or implied regarding achievement of results in the development of a Product, or regarding the patentability, fitness, suitability or usefulness of any result for any purpose, and any such representation or warranty by or on behalf of Hormos that is not expressly stated herein, is disclaimed.

      Orion gives no other warranties and makes no representation whatsoever, express or implied.

9.    INDEMNIFICATION

      Hormos shall indemnify, defend and hold Orion and its Affiliated Companies, and its and their directors, officers, employees and agents harmless from and against any and all third party claims related to the infringement of intellectual property rights or product liability for pharmaceutical products marketed by Hormos. Nevertheless, the indemnification set forth herein shall not be interpreted as an indemnity by Hormos in respect of claims and suits for injury and damages caused by the negligence, or wrongdoing of Orion or its employees, agents or Affiliated Companies.

10.   TERM AND PREMATURE TERMINATION

10.1 This Agreement shall remain in effect for the Term, unless sooner terminated as provided for herein.

10.2 Either of the Parties shall have the right without prejudice to any other rights or remedies or other relief available to it, to terminate this Agreement forthwith for cause by thirty (30) days written notice to the other Party if the other Party breaches any of the material terms or conditions of this Agreement and the defaulting Party fails to fully cure, or have taken appropriate action to cure such breach within thirty (30) days of receipt of written notice from the Party asserting the breach.

11.   ASSIGNMENT

      This Agreement is deemed personal to Orion and Hormos. Therefore, neither Party shall, without the prior written consent of the other, assign this Agreement or any of its rights hereunder, nor delegate any of its duties or obligations hereunder without the prior written consent of the other Party, provided further that such consent shall not be required if such an assignment is contemplated in connection with the sale or merger by a Party of all or substantially all of its assets to a third party provided the non-assigning Party receives and accepts such written assurances of continued performance and

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      commitments from the assignee under this Agreement as it may reasonably require prior to such an assignment becoming effective. Any assignment or delegation in derogation of this provision shall be deemed null and void.

12.   NON-WAIVER

      Either Party's failure to exercise or enforce any right conferred upon it hereunder shall not be deemed to be a waiver of any such right unless specifically so stipulated or operate to bar the exercise of performance thereof at any time or times thereafter, nor shall its waiver of any right hereunder at any given time, including rights to any payment, be deemed a waiver thereof for any other time.

13.   SEVERABILITY

      In case any provision of this Agreement shall be invalid, illegal or unenforceable due to the legislation of Finland or the European Union, such invalidity, illegality or unenforceability shall not affect any other provision hereof. The Parties shall negotiate in good faith in order to agree the terms of a mutually satisfactory provision to be substituted for the provision which is invalid, illegal of unenforceable and which as nearly as possible validly gives effect to the Parties' intentions as expressed herein.

14.   HEADINGS

      All section headings in this Agreement are for convenience only and shall not in any way affect the meaning or interpretation of the Agreement.

15.   ENTIRE AGREEMENT AND AMENDMENTS

      This Agreement, together with all Appendices hereto, represents the full and complete understanding and agreement of the Parties pertaining to the subject matter hereof and prevails over all statements, clauses or conditions which may be contained in any other form or document. No modifications and amendments to this agreement shall be valid unless made in writing and signed by duly authorized representatives of Orion and Hormos.

16.   NOTICES

      Notices provided hereunder and concerning validity or term of this Agreement are to be given by either Party to the other shall be in writing and shall be given in person or be prepaid registered mail to the respective addresses or to such other addresses as the Parties may hereafter communicate to each other in writing.

      Notices to Orion shall be sent to:     Orion Corporation
                                             P.O. Box 65
                                             FIN-02101 Espoo, Finland
                                             Telefax: 358 9 4293600
                                             Telex. 124721 orion fi
                                             (phone 358 94291)

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      Notices to Hormos shall be sent to:    Hormos Medical Corporation
                                             PharmaCity, Itainen Pitkakatu 4
                                             FIN-20520 Turku, Finland
                                             Telefax: 358 2 410 8001

17.   DISPUTE RESOLUTION

17.1 This Agreement is acknowledged to have been made in and shall be construed, governed, interpreted and applied in accordance with the laws of Finland, without giving effect to its conflict of laws provisions.

17.2 In the event of any controversy, claim, or dispute arising out of or relating to any provisions of this Agreement, the Parties shall try to settle those conflicts amicably between themselves within ninety (90) days of either Party's request for amicable settlement negotiations. Should the Parties fail to so settle then the matter in dispute shall be finally and exclusively settled by binding arbitration procedure.

      The Parties hereto hereby agree that all disputes arising out of or in connection with this Agreement (except those involving actions commenced by or involving third parties and affecting or involving only one of the other Parties to this Agreement), shall be finally and exclusively settled by arbitration under the Rules of the Arbitration Board of the Central Chamber of Commerce in Finland in accordance with said Rules and with such proceedings to be held in Helsinki, Finland in Finnish language.

      Judgement upon the award rendered by arbitration may be issued and enforced by any court having competent jurisdiction.

                [The remainder of this page has been left blank]

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18.   SIGNATURES

      In witness hereof, the Parties hereto have executed this Agreement as, of the day and year first written above.

                         ORION CORPORATION ORION PHARMA

Signatures        /s/ A      W                 /s/ Hannu Wennonen
                  ------------------           ------------------

Name              A.W.                         Hannu Wennonen

Title                                          Director, BD and Disc.

Place and date    Espoo   25.3 2004            Espoo 22.3 2004

                           HORMOS MEDICAL CORPORATION

Signatures        /s/ Risto Lammintausta
                  ----------------------

Name              Risto Lammintausta

Title             Chief Executive Officer

Place and date    Turku 17.3 2004

List of Appendices:

Appendix 1:   Attachment to the notification for invention describing the molecules of the invention, dated July 29 1997.

Appendix 2:   Patent text of granted US patent no ****

Appendix 3:   Claims of the approved divisional patent application no ****

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                                   Appendix 1

*The content of this exhibit has been redacted pursuant to a confidential treatment request.

*****                    **                  *****
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

                                   Appendix 2

* The content of this exhibit has been redacted pursuant to a confidential treatment request

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

                                   Appendix 3

* The content of this exhibit has been redacted pursuant to a confidential treatment request

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